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Exhibit 13.1

CERTIFICATION OF LARS REBIEN SØRENSEN, CHIEF EXECUTIVE OFFICER OF NOVO NORDISK A/S, AND JESPER BRANDGAARD, CHIEF FINANCIAL OFFICER OF NOVO NORDISK A/S, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Novo Nordisk A/S (the “Company”) on Form 20-F for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2013

/s/ Lars Rebien Sørensen	/s/ Jesper Brandgaard

Lars Rebien Sørensen President and Chief Executive Officer	Jesper Brandgaard Executive Vice President and Chief Financial Officer

Novo Nordisk A/S	Novo Allé 2880 Bagsværd Denmark	Telephone: +45 4444 8888	Internet: www.novonordisk.com	CVR Number: 24 25 67 90